                                      THE

                                  SOUTHEASTERN

                                     THRIFT

                                    AND BANK

                                   FUND, INC.



                                  ANNUAL REPORT





                                December 31, 1995

                                    DIRECTORS

                                Victor L. Andrews
                               Franklin C. Golden
                              Andrew F. ST. Pierre
                               Fred G. Steingraber
                                Donald R. Tomlin
                                H. Hall Ware III


                                    OFFICERS

                                Victor L. Andrews
                                    Chairman

                               Franklin C. Golden
                                    President

                                 James B. Little
                                    Treasurer

                                James K. Schmidt
                                 Vice President

                                Reinaldo Pascual
                                    Secretary


                               INVESTMENT ADVISER
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts, 02199-7603


                           CUSTODIAN, TRANSFER AGENT,
                         DISTRIBUTION DISBURSING AGENT
                                  AND REGISTRAR
                       State Street Bank And Trust Company
                               225 Franklin Street
                           Boston, Massachusetts 02110


                                  LEGAL COUNSEL
                                Kilpatrick & Cody
                              1100 Peachtree Street
                           Atlanta, Georgia 30309-4530


                               INDEPENDENT AUDITORS
                              Deloitte & Touche LLP
                                125 Summer Street
                        Boston, Massachusetts 02110-1617




                           LISTED:NASDAQ SYMBOL: STBF
                  JOHN HANCOCK CLOSED-END FUNDS: 1-800-843-0090


                               CHAIRMAN'S MESSAGE


DEAR SHAREHOLDERS:

A 1 1/4" x 1" photo of Dr. Victor L. Andrews, Chairman of the Board of Directors, flush right, next to second paragraph.

The last 12 months were truly sensational for the stock market, which posted record highs in 1995. The banking industry mirrored the market's trend, as banks produced record earnings in 1995. We are pleased to report that The Southeastern Thrift and Bank Fund participated in the rally to an even greater extent than its peers. For the year ended December 31, 1995, your Fund posted a total return at net asset value of 47.73%. This compares to the 41.45% total return for the average open-end financial services fund tracked by Lipper Analytical Services.

   Last year's stunning performance will be a tough act to follow, but we remain optimistic about the Fund's prospects for 1996 and beyond. The reasons have to do with the banking industry's solid fundamentals and its continuing economic evolution and capitalization on developing profit opportunities. On the following pages, portfolio manager Jim Schmidt provides a detailed discussion of trends in the industry, the Fund's reactions and its investment strategy.

   Since our last report, shareholders voted to amend the Fund's charter to expand its investment horizons beyond the Southeastern United States and into non-banking financial institutions. Shareholders also approved extending the life of the Fund indefinitely. These changes will provide the Fund's manager with greater freedom to take advantage of the changing bank regulatory environment and the buoyancy of the economy's financial services sector.

   In November, your Board of Directors voted to split the shares of the Fund two for one in an effort to reduce the cost of entry into the Fund and enhance its liquidity on the secondary market. Shareholders' account values were not directly or immediately affected by the split.

   At the end of 1995, the Board of Directors decided to retain the Fund's net long-term capital gains in excess of capital losses for the year ended December 31, 1995. The Fund pays capital gains taxes on these net capital gains. As it has for the last several years, the Board made its decision based on its belief that the Fund continues to have the ability to earn outstanding returns on this reinvested capital.

   Very truly yours on behalf of the Directors and Officers of the Fund.


   /s/ Victor L. Andrews
   ---------------------

           DR. VICTOR L. ANDREWS, CHAIRMAN OF THE BOARD OF DIRECTORS.

                   BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGER

                             THE SOUTHEASTERN THRIFT

                               AND BANK FUND, INC.

                   Bank stocks outperform in a strong market;

                      mergers aplenty and earnings on track


After suffering through a difficult 1994, stock and bond investors were treated like royalty in 1995. With inflation low and the economy growing at a more moderate but controlled pace, interest rates fell and the stock market took off, reaching record highs in 1995. For the twelve months ended December 31, 1995, the Standard & Poor's 500-Stock Index was up 37.53% and the 30-year Treasury bond returned 32.20%.

   As a group, bank and thrift stocks have been one of the leaders of the pack. After a more pronounced sell-off in late 1994, the financials rebounded sharply and outperformed the overall market in 1995. The Southeastern Thrift and Bank Fund participated in the rally to an even greater degree than its peers during the period. For the year ended December 31, 1995, the Fund had a total return at net asset value of 47.73%. In comparison, the average open-end financial services fund returned 41.45%, according to Lipper Analytical Services.

   The unprecedented level of merger activity, from the biggest names in the industry down to

[A 2 3/4" x 3 1/2" photo of James K. Schmidt at centered at bottom of page. Caption reads: "James K. Schmidt, Portfolio Manager."]

                                   [CAPTION]
         "...THE STOCK MARKET TOOK OFF, REACHING RECORD HIGHS IN 1995."

                   The Southeastern Thrift and Bank Fund, Inc.

[Chart with the heading "Recent Merger Announcements" at top of left hand column. The chart has two columns. The header for the left column is: "Acquired Bank" the header for the right column is: "Acquiring Bank." The left column lists four holdings: Allied Bank Capital, Sanford, NC; First City Bancorp, Murfreesboro, TN; First National Bancorp of GA, Gainesville, GA; Valley Federal Savings, Sheffield, AL. The right column list four holdings: First Citizens Bancshares, Raleigh, NC; First American Corp., Nashville, TN; Regions Financial Corp., Birmingham, AL; Union Planters Corp., Memphis, TN.]

the smallest, has been the driving force behind the bank and thrift rally this year. Banks also produced record earnings in 1995 and their fundamentals remain positive. The banking industry is as healthy today as it has been in the last thirty years. That is reflected in banks' loan quality, capital levels and earnings capacity. As interest rates eased earlier in 1995 and the pace of mergers accelerated, investors came to realize that these solid earnings and takeover prospects could be purchased inexpensively. That drove up the stocks from their late-1994 lows.

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Bankers First followed by an up arrow and the phrase "Management succumbs to shareholder pressure and sells out for a healthy premium." The second listing is CCB Financial followed by an up arrow and the phrase "Excellent fundamentals and underappreciated franchise value boost stock." The third listing is Southtrust Corp. followed by a flat arrow and the phrase "Lagged as market digested recent stock issue and mulled rapid loan growth." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."]

MERGER MANIA

In 1995, a record fourteen of the Fund's holdings announced their intent to merge with another institution (see "Recent Merger Announcements"). Although the Fund is not directly involved in the so-called "blockbuster deals," such as Fleet-Shawmut or Chase Manhattan-Chemical (where the acquired bank had over $30 billion in assets), these mega-mergers are still important because there had been so few deals in this size category in the past. In addition, the fight for First Interstate Bancorp, between a hostile suitor Wells Fargo and "white knight" First Bank System, could be precedent-setting and could intensify the consolidation activity. Over the next several years, we expect the merger activity to filter down to the smaller institutions which predominate in the Fund.

   The astounding size of 1995's crop of mergers is due to the introduction of national interstate banking, which went into effect in September as the result of an act of Congress. These mergers have tremendous significance in shaping the banking industry. Each deal that creates a new, larger bank increases the pressure on competitors to make acquisitions to achieve similar size. The merger activity we foresee over the next decade is important to us for two reasons. First, it will allow us to earn takeover premiums as stocks we own are acquired. Second, and more subtly, mergers are removing overcapacity from the industry and allowing everyone left to make more money.

   Our basic investment concept in the Fund is to own banks that represent good value on a stand-alone basis and to regard potential acquisition

                                   [CAPTION]
  "THE BANKING INDUSTRY IS AS HEALTHY TODAY AS IT HAS BEEN IN THE LAST THIRTY
                                    YEARS."

                   The Southeastern Thrift and Bank Fund, Inc.

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended December 31, 1995." The chart is scaled in increments of 25% from bottom to top, with 50% at the top and 0% at the bottom. Within the chart, there are two solid bars. The first represents the 47.73% total return for The Southeastern Thrift and Bank Fund, Inc. The second represents the 41.45% total return for the average open-end financial services fund. Footnote below reads: "The total return for The Southeastern Thrift and Bank Fund, Inc. is at net asset value with all distributions reinvested. The average open-end financial services fund is tracked by Lipper Analytical Services."]

as "icing on the cake." We pay little attention to takeover rumors and approach every stock as if we may own it for many years. Nevertheless, we expect many of the 70-odd banks and thrifts we own today to disappear through merger as the consolidation process plays out.

INDUSTRY STATUS REPORT

Even after a record-breaking 1995, banks appear poised for another good year because the industry's fundamentals remain so healthy. The economic outlook through 1996 calls for slow growth, low inflation and a flat-to-declining interest rate environment -- nirvana for bank stocks. Banks don't make enough on loans when the economy "booms" to make up for what they lose when it "busts." As bank investors, what we would like to see is consistent, slow, plodding growth forever. That is what we have been getting lately. Even though a recent uptick in consumer credit delinquencies and losses has caused some nervousness, these trends are manageable and to be expected. In 1996, we expect banks to generate more interest revenues from higher loan volumes and stable rates, while expenses will go down with tighter controls and lower FDIC insurance premiums. That will more than offset a moderate increase in loan loss provisions from the unsustainably low level we witnessed in 1995.

   In 1996, we expect the average Southeastern regional bank to report a 10% increase in earnings-per-share over 1995. The thrifts will likely check in with slower growth. Despite 1995's bank stock rally, the stocks still remain inexpensive. The stocks in the Fund trade at a median of 10.5 times 1996 earnings versus 16 times for the broad market, as measured by the S&P 500 index. This discount to market is slightly greater than the thirty-year average and, we think, unwarranted based on our earnings outlook.

PORTFOLIO TACTICS AND OUTLOOK

In its overall strategy, the Fund continues to favor undervalued regional banks and thrifts that have solid earnings prospects and potential to benefit from a consolidation. A majority of the Fund's assets were invested in banks, at 68% of net assets, with another 32% invested in thrifts. Given the large number of takeovers, the Fund's portfolio activity has centered on the sale of the larger-capitalization acquirers' stocks and reinvestment of proceeds into smaller-cap banks. We favor purchases of stock in recently converted savings and loans, such as Piedmont Bancorp and CCF Holding, because they are the least expensive financial sector right now. We like these thrift conversions even more when the

                                   [CAPTION]
  "IN 1995, A RECORD FOURTEEN OF THE FUND'S HOLDINGS ANNOUNCED THEIR INTENT TO
                                   MERGE..."

                   The Southeastern Thrift and Bank Fund, Inc.

--------------------------------------------------
TOP FIVE COMMON
STOCK HOLDINGS

1. CCB FINANCIAL CORP. 4.8%
2. SOUTHERN NATIONAL CORP. 4.3%
3. BANK SOUTH CORP. 3.8%
4. UNION PLANTERS CORP. 3.4%
5. CAPITAL BANCORP 3.3%

As a percentage of net assets on December 31, 1995
--------------------------------------------------

Fund has deposits in them, as it does with CCF Holding, and thus had the right to buy shares on the deal.

   After a shareholder vote in August, the Fund widened its investment parameters to include non-bank financial service companies and a larger non-Southeast bank/thrift weighting. In 1996, we are contemplating investments in such non-bank entities as regional brokers or insurance companies which would benefit from proposed deregulation.

   Looking ahead, we continue to see tremendous long-term value for bank and thrift stocks. The economic environment is right. The stocks remain inexpensive, trading at just 65% of the market multiple. And the fundamentals are positive for the industry's continued health. Even with the inevitable short-term swings, the long-term prognosis is positive: Rising earnings and continued merger activity both bode well for stock prices and attractive returns over the next several years.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.


                                   [CAPTION]
    "EVEN AFTER A RECORD-BREAKING 1995, BANKS APPEAR POISED FOR ANOTHER GOOD
                                    YEAR..."

                              FINANCIAL STATEMENTS

================================================================================

                  The Southeastern Thrift and Bank Fund, Inc.

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON DECEMBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
--------------------------------------------------------------------------------

ASSETS:
  Investments at value - Notes A & C:
   Common stocks (cost - $28,477,998).............................   $56,817,756
   Preferred stocks (cost - $1,154,000)...........................     1,276,250
   Short-term investments (cost - $30,698)........................        30,698
   Joint repurchase agreement (cost - $12,000)....................        12,000
                                                                     -----------
                                                                      58,136,704
  Cash............................................................            85
  Receivable for investments sold.................................         1,409
  Interest receivable.............................................           452
  Dividends receivable............................................       171,749
  Deposit for stock subscription..................................       600,000
                                                                     -----------
                    Total Assets..................................    58,910,399
                    ------------------------------------------------------------
LIABILITIES:
  Federal income tax payable - Note A.............................     1,411,141
  Dividend payable................................................        74,693
  Payable to John Hancock Advisers, Inc. - Note B.................        39,873
  Accounts payable and accrued expenses...........................        87,416
                                                                     -----------
                    Total Liabilities.............................     1,613,123
                    ------------------------------------------------------------
NET ASSETS:
  Capital paid-in.................................................    28,835,268
  Net unrealized appreciation of investments......................    28,462,008
                                                                     -----------
                    Net Assets....................................   $57,297,276
                    ============================================================
NET ASSET VALUE PER SHARE:
  (based on 3,984,966 shares outstanding - 50 million
  shares authorized with $0.001 per share par value)..............   $     14.38
================================================================================

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended December 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (including $27,607 received from
   affiliated issuers)............................................   $ 1,444,479
  Interest........................................................        87,665
                                                                     -----------
                                                                       1,532,144
                                                                     -----------
  Expenses:
   Investment management fee - Note B.............................       327,859
   Administration fee - Note B....................................        75,660
   Director's fees................................................        61,147
   Custodian fee..................................................        45,748
   Legal fees.....................................................        44,814
   Auditing fee...................................................        33,025
   Miscellaneous..................................................        32,672
   Printing.......................................................        30,470
   Transfer agent fee.............................................         8,440
                                                                     -----------
                    Total Expenses................................       659,835
                    ------------------------------------------------------------
                    Net Investment Income.........................       872,309
                    ------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments sold (net of Federal
   income taxes of $1,411,141 on long term capital
   gains retained) - Note A.......................................     2,872,899
  Change in net unrealized appreciation/depreciation
   of investments.................................................    15,128,944
                                                                     -----------
                    Net Realized and Unrealized
                    Gain on Investments...........................    18,001,843
                    ------------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations.....................   $18,874,152
                    ============================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

================================================================================

                  The Southeastern Thrift and Bank Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                   FISCAL PERIOD
                                                                                      YEAR ENDED       ENDED      YEAR ENDED
                                                                                     DECEMBER 31,   DECEMBER 31,   JUNE 30,
                                                                                         1995         1994(a)        1994
                                                                                     -----------    -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income............................................................  $   872,309    $   296,315   $   400,347
  Net realized gain on investments sold............................................    2,872,899      1,714,433     3,332,715
  Change in net unrealized appreciation/depreciation of investments................   15,128,944     (4,391,932)    5,565,359
                                                                                     -----------    -----------   -----------
   Net Increase (Decrease) in Net Assets Resulting from Operations.................   18,874,152     (2,381,184)    9,298,421
                                                                                     -----------    -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income ($0.2189, $0.1300 and $0.1027 per share,
    respectively)..................................................................     (872,309)      (518,046)     (409,057)
  Distributions from capital gains ($0.0633, $0.1752 and $0.4438 per share,
    respectively)..................................................................     (252,208)      (697,927)   (1,768,528)
                                                                                     -----------    -----------   -----------
     Total Distributions to Shareholders...........................................   (1,124,517)    (1,215,973)   (2,177,585)
                                                                                     -----------    -----------   -----------

NET ASSETS:
  Beginning of period..............................................................   39,547,641     43,144,798    36,023,962
                                                                                     -----------    -----------   -----------
  End of period (including undistributed net investment income of none, none and
   $212,790, respectively).........................................................  $57,297,276    $39,547,641   $43,144,798
                                                                                     ===========    ===========   ===========

ANALYSIS OF COMMON SHARE ACTIVITY:

                                                      YEAR ENDED          FISCAL PERIOD ENDED            YEAR ENDED
                                                   DECEMBER 31, 1995      DECEMBER 31, 1994(a)         JUNE 30, 1994
                                                 ----------------------  ----------------------   ----------------------
                                                   SHARES      AMOUNT      SHARES      AMOUNT       SHARES      AMOUNT
                                                 ---------  -----------  ---------  -----------   ---------  -----------
 Shares outstanding, beginning of period         1,992,483  $26,214,577  1,992,483  $24,647,975   1,992,483  $22,719,124
 Reclassification of net long-term capital
   gains (net of Federal income taxes of
   $1,411,141, $848,364 and $1,038,612,
   respectively) -
  Note A................................                --    2,620,691         --    1,575,534          --    1,928,851
 Reclassification of Capital Accounts...                --           --         --       (8,932)         --           --
 Shares issued in stock split - Note A..         1,992,483           --         --           --          --           --
                                                 ---------  -----------  ---------  -----------   ---------  -----------
 Shares outstanding, end of period......         3,984,966  $28,835,268  1,992,483  $26,214,577   1,992,483  $24,647,975
                                                 =========  ===========  =========  ===========   =========  ===========

(a) Effective October 24, 1994, the fiscal period changed from June 30 to December 31.


THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES AND DISTRIBUTIONS PAID TO SHAREHOLDERS.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   The Southeastern Thrift and Bank Fund, Inc.

FINANCIAL HIGHLIGHTS (a)
Selected data for each share of common stock outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                             FISCAL
                                                             YEAR ENDED   PERIOD ENDED               YEAR ENDED JUNE 30,
                                                            DECEMBER 31,  DECEMBER 31,   -----------------------------------------
                                                                1995         1994(b)       1994        1993       1992       1991
                                                            ------------  ------------   -------     -------    -------    -------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value, Beginning of Period....................   $ 9.930        $10.830      $ 9.040     $ 6.430    $ 3.860    $ 3.870
                                                             -------        -------      -------     -------    -------    -------
  Net Investment Income...................................     0.219          0.075        0.105       0.055      0.050      0.065
  Net Realized and Unrealized Gain (Loss) on Investments..     4.513(c)      (0.670)(c)    2.232(c)    2.555      2.580      --
                                                             -------        -------      -------     -------    -------    -------
     Total from Investment Operations.....................     4.732         (0.595)       2.337       2.610      2.630      0.065
                                                             -------        -------      -------     -------    -------    -------

  Less Distributions:
   Dividends from Net Investment Income...................    (0.219)        (0.130)      (0.103)       --       (0.050)    (0.085)
   Distributions from Net Realized Gain on Investments
     Sold ................................................    (0.063)        (0.175)      (0.444)       --         --        --
   Distributions from Paid-in-Capital.....................      --             --          --           --       (0.010)     --
                                                             -------        -------      -------     -------    -------    -------
     Total Distributions..................................    (0.282)        (0.305)      (0.547)       --       (0.060)    (0.085)
                                                             -------        -------      -------     -------    -------    -------

  Plus Increase from Repurchase of Capital Shares.........      --             --           --          --         --         0.01
                                                             -------        -------      -------     -------    -------    -------

  Net Asset Value, End of Period..........................   $14.380        $ 9.930      $10.830     $ 9.040    $ 6.430    $ 3.860
                                                             =======        =======      =======     =======    =======    =======
  Per Share Market Value, End of Period...................   $ 13.75        $ 9.625      $10.625     $ 7.875    $ 5.500    $ 3.125
  Total Investment Return at Market Value.................     45.66%         (6.53%)      42.98%      43.18%     78.15%     (1.48%)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)...............   $57,297        $39,548      $43,145     $36,024    $25,623    $15,371
  Ratio of Expenses to Average Net Assets.................      1.31%          1.46%*       1.46%       1.69%      2.17%      2.76%
  Ratio of Net Investment Income to Average Net Assets....      1.73%          1.35%*       1.01%       0.71%      1.06%      1.84%
  Portfolio Turnover Rate.................................        14%             7%          23%         42%        42%        18%


  * On an annualized basis.
(a) All per share amounts and net asset values have been restated to reflect the 2 for 1 stock split effective November 30, 1995.
(b) Effective October 24, 1994, the fiscal period end changed from June 30 to December 31.
(c) Net of Federal income taxes of $0.35 for December 31, 1995, $0.215 for December 31, 1994 and $0.260 for June 30, 1994 on net long-term capital gains retained by the Fund.



THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: NET INVESTMENT INCOME, DIVIDENDS AND GAINS (LOSSES) OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. IT ALSO SHOWS THE TOTAL INVESTMENT RETURN FOR EACH PERIOD BASED ON THE MARKET VALUE OF FUND SHARES. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   The Southeastern Thrift and Bank Fund, Inc.

SCHEDULE OF INVESTMENTS
December 31, 1995
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Fund on December 31, 1995. It's divided into three main categories: common stocks, preferred stocks and short-term investments. The stocks are further broken down by location. Under each location is a list of the stocks owned by the Fund.


                                                     NUMBER OF         MARKET
ISSUER                                                SHARES           VALUE
------                                               ---------         ------
COMMON STOCKS
BANKS, SAVINGS AND LOANS - SOUTHEASTERN (BY STATE)

ALABAMA
  Colonial BancGroup, Inc. (Class A) ......            49,278        $ 1,589,215
  Compass Bancshares, Inc. ................            26,500            874,500
  First Southern Bancshares ...............            51,917*           791,734
  Peoples Banctrust Co., Inc. .............            22,000            431,750
  Security Federal Bancorp, Inc. + ........            33,600*           386,400
  Southern Banc Co., Inc. .................            36,900*           475,087
  Southtrust Corp. ........................            47,000          1,204,375
  Valley Federal Savings Bank + ...........            18,011            630,385
                                                                     -----------
                                                                       6,383,446

                                                                     -----------
FLORIDA
  Barnett Banks, Inc. .....................            10,000            590,000
  Commercial Bankshares, Inc. .............            20,000*           280,000
  Community Savings, FA ...................            26,666            453,322
  Fidelity Federal Savings Bank
   of Florida .............................               550              8,937
  First Financial Bancorp, Inc. - Perry ...            33,275            673,819
  First Financial Bancshares - Polk .......            48,000            729,000
  First Palm Beach Bancorp ................            25,000            528,125
  Home Financial Corp. ....................            20,000*           310,000
  Seacoast Banking Corp. of Florida
   (Class A) ..............................            30,000            652,500
                                                                     -----------
                                                                       4,225,703

                                                                     -----------
GEORGIA
  Bankers First Corp. .....................            55,000          1,533,125
  Bank South Corp. ........................            71,250*         2,164,219
  CCF Holding Co. .........................            35,000*           446,250
  Central & Southern Holding Co. ..........            68,600            617,400
  Eagle Bancshares, Inc. ..................            40,000            760,000
  First Liberty Financial Corp. ...........            29,100            618,375
  First National Bancorp ..................            40,000          1,280,000
  Flag Financial Corp. ....................            67,500            953,437
                                                                     -----------
                                                                       8,372,806

                                                                     -----------
LOUISIANA
  Premier Bancorp, Inc. ...................            25,000*           584,375
  Teche Holding Co. .......................            25,000*           343,750
  Whitney Holding Corp. ...................            33,500          1,038,500
                                                                     -----------
                                                                       1,966,625

                                                                     -----------
MISSISSIPPI
  Bancorpsouth, Inc. ......................            21,500        $   435,375
  Hancock Holding Co. .....................            17,100            641,250
  Peoples Holding Company (The) ...........            10,400            478,400
  Trustmark Corp. .........................            28,500            648,375
                                                                     -----------
                                                                       2,203,400

                                                                     -----------
NORTH CAROLINA
  Allied Bank Capital, Inc. ...............            32,864            854,464
  CCB Financial Corp. .....................            50,007          2,775,388
  Centura Banks, Inc. .....................            42,837          1,504,650
  First Citizens BancShares, (Class A) ....            12,223            673,793
  First Savings Bank of Moore
   County, Inc. ...........................             9,910            176,522
  First Union Corp. .......................            24,491*         1,362,312
  Haywood Bancshares, Inc. ................            53,400            934,500
  LSB Bancshares, Inc. ....................            26,562            524,600
  Mutual Community Savings Bank** .........            17,070            221,910
  Piedmont Bancorp. Inc. ** ...............            20,000*           250,000
  Rowan Savings Bank SSB, Inc.** ..........            20,000            300,000
  RS Financial Corp. ......................            35,500          1,411,125
  Southern National Corp. .................            93,935          2,465,794
                                                                     -----------
                                                                      13,455,058

                                                                     -----------
SOUTH CAROLINA
  American Federal Savings
   Bank - FSB .............................            50,000            762,500
  Palfed, Inc.** ..........................            94,960          1,127,650
  Plantation Financial Corp.** ............             7,000             70,000
                                                                     -----------
                                                                       1,960,150
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   The Southeastern Thrift and Bank Fund, Inc.

                                                     NUMBER OF         MARKET
ISSUER                                                SHARES           VALUE
------                                               ---------         ------
TENNESSEE
  First City Bancorp, Inc. ................            22,000        $   558,250
  First Tennessee National Corp. ..........            23,620          1,429,010
  Union Planters Corp. ....................            60,876          1,940,422
                                                                     -----------
                                                                       3,927,682
                                                                     -----------
VIRGINIA
  Commonwealth Bankshares, Inc. ** ........            20,000*           200,000
  F & M National Corp. ....................            25,625            512,500
  FFVA Financial Corp. ....................            33,000            907,500
  Piedmont BancGroup, Inc. **  ............            25,000            650,000
  Premier Bankshares Corp. ................            30,000            615,000
  Salem Bank & Trust N.A ..................            21,000*           273,000
  Seaboard Bancorp., Inc.** +  ............           280,000            437,500
  TeleBanc Financial Corp.** ..............            20,000            150,000
                                                                     -----------
                                                                       3,745,500
                                                                     -----------
      TOTAL BANKS, SAVINGS AND
          LOANS - SOUTHEASTERN ............                           46,240,370
                                                                     -----------

OTHER REGIONS
  American National Bancorp, Inc. .........
   (Maryland) .............................            87,300            851,175
  Capital Bancorp, Inc. (Missouri) ........            51,000          1,887,000
  CB Bancshares, Inc. (Hawaii) ............             6,477            187,833
  Equitable Federal Savings Bank
   (Maryland) ** ..........................            17,000            425,000
  First Commercial Corp. (Arkansas) .......            46,344          1,529,347
  First Fidelity Bancorp (New Jersey) .....            20,000*         1,507,500
  First of America Bank Corp. (Michigan) ..            11,263*           499,796
  Fourth Financial Corp. (Kansas) .........            16,800*           687,750
  Mercantile Bancorp (Missouri) ...........            17,910*           823,860
  Pocahontas Federal Savings
   & Loan Assn. (Arkansas) ................            15,000            238,125
  Provident Bancorp, Inc. (Ohio) ..........            20,000            940,000
  Riggs National Corp. ....................
   (Washington D.C.) ** ...................            30,000            390,000
  Simmons First National Corp. ............
   (Class A) (Arkansas) ...................            20,000            610,000
                                                                     -----------
           TOTAL OTHER REGIONS ............                           10,577,386
                                                                     -----------
           TOTAL COMMON STOCKS
            (Cost $28,477,998) ............             99.16%        56,817,756
                                                  -----------        -----------

PREFERRED STOCKS
  Carolina First Corp., 7.32%
   (South Carolina) .......................            10,000        $   322,500
  Republic Security Financial Corp.,
   7.00% Ser C (Florida) ..................            10,000*           113,750
  Roosevelt Financial Group, Inc.,
   6.5%, Ser F (Missouri) .................            12,000            840,000
                                                                     -----------
        TOTAL PREFERRED STOCKS
             (Cost $1,154,000) ............              2.23%         1,276,250
                                                  -----------        -----------






                                       INTEREST
                                         RATE     PAR VALUE
                                       --------   ---------
SHORT-TERM INVESTMENTS
CASH EQUIVALENTS
  Deposits in Mutual Banks .........             $   30,698               30,698
                                                                     -----------
JOINT REPURCHASE AGREEMENT
  Investment in a joint repurchase
   agreement transaction with
   SBC Capital Markets, Inc. -
   Dated 12-29-95, due 01-02-96
   (secured by U.S. Treasury Bond,
   11.625% due 11-15-04 and
   14.00% due 11-15-11) -
   Note A...........................     5.90%       12,000               12,000
                                                                     -----------
     TOTAL SHORT TERM INVESTMENTS ..                  0.07%              42,698
                                                 ----------          -----------
             TOTAL INVESTMENTS .....                 101.46%         $58,136,704
                                                 ==========          ===========

 * Securities, other than short-term investments, newly added to the portfolio during the year ended December 31, 1995

** Non-income producing security.



 + Denotes an affiliated company in which the Fund has ownership of at east 5% of the voting securities. Investments in affiliates at December 31, 1995 were as follows:

        AFFILIATE                 COST      DIVIDEND INCOME
  ---------------------         -------     ---------------
  Seaboard Bancorp              $266,400         -----
  Security Federal Bancorp++     390,600        $16,800
  Valley Federal Savings Bank    314,066         10,807


++Entire position held at December 31, 1995 was purchased in 1995.


The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                   The Southeastern Thrift and Bank Fund, Inc.

NOTE A --

The Southeastern Thrift and Bank Fund, Inc. (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940. The Fund's primary investment objective is long-term capital appreciation. Its secondary investment objective is current income.

   On August 31, 1995 the Fund's shareholders approved an amendment to the Fund's Articles of Incorporation to continue as a closed-end fund perpetually.

   On November 13, 1995, the Board of Directors of the Fund voted to split the shares of the Fund two for one, effective November 30, 1995.

   All per share amounts and net asset values have been restated to reflect the stock split.

ACCOUNTING POLICIES

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Investments in listed securities are valued at the last sales price on the exchange on which such securities are primarily traded. Listed securities for which no sales are reported and securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked prices. Investment securities for which no current market quotations are available are valued at fair market value as determined in good faith under the direction of the Fund's Board of Directors. Short-term investments which mature in less than 61 days when acquired by the Fund are valued at amortized cost. Short-term investments which mature in more than 60 days are valued at current market value until the sixtieth day prior to maturity at which time they are valued at amortized cost.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account, on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded using specific lot basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recorded on the accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS Net investment income and capital gains distributions are generally distributed annually and are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through December 31, 1995, which has no effect on the Fund's net assets, net investment income or net realized gains.

   The Fund has the option and has chosen to retain and pay the applicable Federal income tax on $4,031,832, $2,423,898 and $2,967,463 of its net long-term capital gains for the fiscal periods ended December 31, 1995, December 31, 1994 and June 30, 1994, respectively.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to Federal income tax on taxable income which is distributed to shareholders.

NOTE B --
INVESTMENT ADVISORY AND
ADMINISTRATION FEES AND
TRANSACTIONS WITH AFFILIATES

John Hancock Advisers, Inc. (The "Adviser") is the Fund's investment adviser and administrator in accordance with the agreements described below.

   The Fund operates under an investment advisory agreement which calls for the Adviser to furnish office space, furnishings and equipment and to provide the services of persons to manage the investment and reinvestment of the Fund's assets and to continuously review, supervise and administer the Fund's investment program. In return, the Fund has agreed to pay the Adviser a monthly advisory fee at an annual rate of 0.65% of the Fund's average net assets, or a flat annual fee of $50,000, whichever is higher. In addition, if total Fund expenses exceed 2% of the Fund's average net assets in any one year, the Fund may require the Adviser to reimburse the Fund for such excess, subject to a minimum fee of $50,000.

   The Fund has also entered into an administration agreement with the Adviser pursuant to which the Adviser provides certain administrative services required by the Fund. In return, the Fund has agreed to pay a monthly administration fee at an annual rate of 0.15% of the Fund's average net assets, or a flat annual fee of $22,000, whichever is higher.

   The Fund does not pay remuneration to its officers nor to any director who may be employed by an affiliate of the Fund. Certain officers of the Fund are officers of the Adviser.


NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended December 31, 1995, aggregated $6,790,100 and $8,254,118, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended December 31, 1995.

   The cost of investments owned at December 31, 1995 (excluding deposits in mutual savings banks) for Federal income tax purposes was $29,643,998. Gross unrealized appreciation and depreciation of investments aggregated $28,502,608 and $40,600, respectively, resulting in net unrealized appreciation of $28,462,008.

NOTE D --
SHARES REPURCHASED AND TENDER OFFERS

The Fund from time-to-time may, but is not required to, make open market repurchases of its shares in order to attempt to reduce or eliminate the amount of any market value discount or to increase the net asset value of its shares, or both. In addition, the Board currently intends each quarter during periods when the Fund's shares are trading at a discount from the net asset value to consider the making of tender offers. The Board may at any time, however, decide that the Fund should not make share repurchases or tender offers.

                  The Southeastern Thrift and Bank Fund, Inc.


INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders
The Southeastern Thrift and Bank Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Southeastern Thrift and Bank Fund, Inc. (the "Fund") as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for the fiscal periods ended December 31, 1995 and 1994, and June 30, 1994, and the financial highlights for the fiscal periods ended December 31, 1995 and 1994 and for each of the years in the four-year period ended June 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 1996


TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal period ended December 31, 1995.

   For the fiscal period ended December 31, 1995, 98.07% of the ordinary income distributions qualify for the dividends received deduction available to corporations.

   Shareholders will receive a 1995 U.S. Treasury Department Form 1099-DIV in January of 1996. This will reflect the total of all distributions which are taxable for the calendar year 1995.

   The Fund has chosen to retain (and pay federal corporate income tax on) a portion of net long-term capital gains for its fiscal period ended December 31, 1995.

   Within 60 days of the Fund's fiscal year end, the Fund will mail to its shareholders of record on December 31, 1995 a designation, on Internal Revenue Service (IRS) Form 2439, of that portion of the undistributed capital gains for the year to be included in a shareholder's 1995 taxable income as long-term capital gains ($1.0118 per share), and will show their portion of the tax paid by the Fund on these gains ($0.3541 per share), which may be credited against any federal income tax due. These gains will not be reported to shareholders on Form 1099-DIV, the form on which the Fund would ordinarily report income taxable to a shareholder.

   To reflect the Fund's retention of capital gains and payment of the related tax and their pass through to shareholders as described above, shareholders are entitled to increase the adjusted tax basis of their shares ($0.6577 per share) in the Fund as provided in Internal Revenue Code (IRC) section 852(b)(3).

   Trustees for Individual Retirement Accounts (IRAs) and organizations which are exempt from federal income tax under IRC section 501(a) (and to which IRC section 511 does not apply) should claim a refund by filing Form 990-T with the IRS. Record owners who are not the actual owners (nominees) will also be required to report the amounts shown on Form 2439 to the actual owners within 90 days of the Fund's fiscal year (on or before March 31, 1996) and the IRS in the manner required by the instructions of Form 2439. A trustee

                  The Southeastern Thrift and Bank Fund, Inc.


or custodian of an IRA should not send a copy of Form 2439 to the owner of the IRA.

   State tax consequences may differ from those described above and may vary from state to state. Therefore, shareholders should consult their state tax advisers for specific information regarding their particular situations. Non-resident aliens may also have different tax consequences and should consult their tax adviser.

                            SUPPLEMENTAL INFORMATION

                   The Southeastern Thrift and Bank Fund, Inc.

REPURCHASE AGREEMENTS

A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

   Repurchase transactions must be fully collateralized at all times, but they involve some credit risk to the Fund if the other party defaults on its obligations and the Fund is delayed or prevented from liquidating the collateral. The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller on a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce it rights thereto, possible subnormal levels of income and lack of access to income during this period, and expense of enforcing its rights.

DIVIDEND REINVESTMENT PLAN

The Fund offers its registered stockholders an automatic Dividend Reinvestment Plan (the "Plan") which enables each participating stockholder to have all dividends (indicates income dividends and/or capital gains distributions) payable in cash reinvested by the Plan Agent in shares of the Fund's Common Stock. However, stockholders may elect not to enter into, or may terminate at any time without penalty, their participation in the Plan by notifying State Street Bank and Trust Company (the "Plan Agent") in writing. Stockholders who do not participate will receive all dividends in cash.

   In the case of stockholders such as banks, brokers or nominees who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of record ownership of shares. These record stockholders will receive dividends under the Plan on behalf of participating beneficial owners and cash on behalf of non-participating beneficial owners. These recordholders will then credit the beneficial owners' accounts with the appropriate stock or cash distribution.

   Whenever the market price of the Fund's stock equals or exceeds net asset value per share, participating stockholders will be issued stock valued at the greater of (i) net asset value per share or (ii) 95% of the market price. If the net asset value per share of the Fund's stock exceeds the market price per share on the record date, the Plan Agent shall make open market purchases of the Fund's stock for each participating stockholder's account. These purchases may begin no sooner than five business days prior to the payment date for the dividend and will end up to thirty days after the payment date. If shares cannot be purchased within thirty days after the payment date the balance of shares will be purchased from the Fund at the average price of shares purchased on the open market. Each participating stockholder will be charged a pro rata share of brokerage commissions on all open market purchases.

   The shares issued to participating stockholders, including fractional shares, will be held by the Plan Agent in the name of the stockholder. The Plan Agent will confirm each acquisition made for the account of the participating stockholder as soon as practicable after the payment date of the distribution.

   The reinvestment of dividends does not in any way relieve participating stockholders of any Federal, state or local income tax which may be due with respect to each dividend. Dividends reinvested in shares will be treated on your Federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the NASDAQ National Market System as of the dividend payment date. Distributions from the Fund's long-term capital gains will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the

                            SUPPLEMENTAL INFORMATION

                   The Southeastern Thrift and Bank Fund, Inc.

information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

   Additional information may be obtained from the Customer Service Department, The Southeastern Thrift and Bank Fund, Inc., 101 Huntington Avenue, Boston, Massachusetts 02199-7603; (800) 225-5291.

                            SUPPLEMENTAL INFORMATION

                   The Southeastern Thrift and Bank Fund, Inc.

   On August 31, 1995, the Annual Meeting of the Southeastern Thrift and Bank Fund, Inc. (the "Fund") was held to approve amendments to the Fund's investment policies and investment restrictions.

   Specifically, shareholders first approved an amendment to allow the Fund to invest in issuers in the financial services industry. The shareholder votes tallied were 1,169,287 FOR, 41,712 AGAINST, 11,456 ABSTAINING and 33,976 Dealer Non-Vote.

   The shareholders next approved an amendment to the Fund's Articles of Incorporation to allow the Fund to continue as a closed-end fund perpetually. The shareholder votes tallied were 1,045,438 FOR, 192,171 AGAINST and 18,823 ABSTAINING.

                                      NOTES

                   The Southeastern Thrift and Bank Fund, Inc.

[LOGO] JOHN HANCOCK FUNDS                                            Bulk Rate
A GLOBAL INVESTMENT MANAGEMENT FIRM                                U.S. Postage
101 HUNTINGTON AVENUE BOSTON, MA 02199-7603                            PAID
                                                                  So. Hackensack
                                                                  Permit No. 750




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